Exhibit 99.1

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

For the Reporting Period 4/30/2013 - 6/30/2013

This Report is to be submitted for all bank accounts that are presently maintained by the post confirmation debtor.

Debtor’s Name	Dex One Corporation	R.H. Donnelley Inc.	R.H. Donnelley APIL, Inc.	Dex Media East, Inc.	Dex Media West, Inc.	Dex Media, Inc.	Dex Media Service LLC	Dex One Digital, Inc.	Dex One Service, Inc.	R.H. Donnelley Corporation	Newdex, Inc.	Spruce Acquisition Sub, Inc.	TOTAL
Bankruptcy Number	111-13-10533	111-13-10540	111-13-10541	111-13-10535	111-13-10536	111-13-10534	111-13-10537	111-13-10538	111-13-10539	111-13-10542	111-13-10543	111-13-10544
Date of Confirmation	4/30/2013	4/30/2013	4/30/2013	4/30/2013	4/30/2013	4/30/2013	4/30/2013	4/30/2013	4/30/2013	4/30/2013	4/30/2013	4/30/2013

Beginning Cash Balance	3,421	30,090	0	53,836	52,532	112	0	424	3,933	0	0	0	144,348

All receipts received by the debtor
Cash Sales													0
Collection of Accounts Receivable		69,782		50,211	52,564			1,395					173,952
Proceeds from Litigation (settlement or otherwise)													0
Sale of Debtor’s Assets													0
Capital Infusion pursuant to the Plan													0
Total of cash received	0	69,782	0	50,211	52,564	0	0	1,395	0	0	0	0	173,952

Total of cash available	3,421	99,872	0	104,047	105,096	112	0	1,819	3,933	0	0	0	318,300

Less all disbursements or payments (including payments made under the confirmed plan) made by the Debtor:
Disbursements made under the plan, excluding the administrative claims of bankruptcy professionals													0
Disbursements made pursuant to the administrative claims of bankruptcy professionals													0
All other disbursements made in the ordinary course		-81,414		-58,084	-47,861			-1,514	1,162				-187,711
Total Disbursements	0	-81,414	0	-58,084	-47,861	0	0	-1,514	1,162	0	0	0	-187,711

Ending Cash Balance	3,421	18,458	0	45,963	57,235	112	0	305	5,095	0	0	0	130,589

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Clifford Wilson, Vice President and Treasurer
Name/Title

July 30, 2013
Date

Dex One Bank Account Reconciliations

Bank Name	Account Number	Account Holder	Account Type	G/L Account	Book Balance as of 6/30/2013
Deutsche Bank	XXXX5455	Dex One Corporation	Concentration	300-10100	$3,421,216
JP Morgan Chase Bank	XXXX9886	Dex One Corporation	Investment
Deutsche Bank	XXXX5463	R.H. Donnelley Inc.	Concentration	200-10100	$17,627
JP Morgan Chase Bank	XXXX9894	R.H. Donnelley Inc.	Investment
Deutsche Bank	XXXX7137	R.H. Donnelley APIL, Inc.	Concentration	226-10100	$—
Deutsche Bank	XXXX600.1	R.H. Donnelley Inc.	LOC Collateral	200-17010	$35,983
Deutsche Bank	XXXX601.1	Dex Media East, Inc.	LOC Collateral	130-17010	$69,209
Deutsche Bank	XXXX602.1	Dex Media West, Inc.	LOC Collateral	140-17010	$103,840
Deutsche Bank	XXXX624.1	Dex One Digital, Inc.	LOC Collateral	470-17010	$264,574
Deutsche Bank	XXXX186.1	Dex One Service, Inc.	LOC Collateral	810-17010	$1,849,676
JP Morgan Chase Bank	XXXX9218	R.H. Donnelley Inc.	Disbursement	200-10420	$81,657
JP Morgan Chase Bank	XXXX7794	R.H. Donnelley Inc.	Receipts	200-13250	$369,671
JP Morgan Chase Bank	XXXX7786	R.H. Donnelley Inc.	Receipts	200-13320	$1,014,744
JP Morgan Chase Bank	XXXX7802	R.H. Donnelley Inc.	Receipts	200-10200	$18,439,795
JP Morgan Chase Bank	XXXX3941	Dex Media West, Inc.	Concentration	140-10100
JP Morgan Chase Bank	XXXX9292	Dex Media West, Inc	Investment		$56,206,131
JP Morgan Chase Bank	XXXX7569	Dex Media West, Inc.	Receipts	140-13250	$231,161
JP Morgan Chase Bank	XXXX7877	Dex Media West, Inc.	Receipts	140-13320	$733,531
JP Morgan Chase Bank	XXXX7869	Dex Media West, Inc.	Receipts	140-10200	$1,029,463
JP Morgan Chase Bank	XXXX3968	Dex Media East, Inc.	Concentration	130-10100
JP Morgan Chase Bank	XXXX9284	Dex Media East, Inc.	Investment		$44,675,174
JP Morgan Chase Bank	XXXX7551	Dex Media East, Inc.	Receipts	130-13250	$326,208
JP Morgan Chase Bank	XXXX7844	Dex Media East, Inc.	Receipts	130-13320	$1,049,082
JP Morgan Chase Bank	XXXX7851	Dex Media East, Inc.	Receipts	130-10200	$1,288,469
JP Morgan Chase Bank	XXXX0286	Dex One Corporation	Disbursement	810-20610	$62,655
JP Morgan Chase Bank	XXXX4514	Dex Media Service LLC	Concentration	110-10100	$—
JP Morgan Chase Bank	XXXX3933	Dex Media Inc.	Concentration	120-10100	$112,273
JP Morgan Chase Bank	XXXX7828	Dex One Digital, Inc.	Receipts	470-13250	$221
JP Morgan Chase Bank	XXXX7836	Dex One Digital, Inc.	Receipts	470-13320	$28,141
JP Morgan Chase Bank	XXXX7810	Dex One Digital, Inc.	Receipts	470-10200	$77,976
JP Morgan Chase Bank	XXXX8554	Dex One Digital, Inc.	Receipts	470-13250	closed in May
JP Morgan Chase Bank	XXXX8562	Dex One Digital, Inc.	Receipts	470-13320	closed in May
JP Morgan Chase Bank	XXXX3857	Dex One Service, Inc.	Disbursement	810-20600	$1,195,788
Silicon Valley Bank	XXXX2623	Dex One Digital, Inc.	Concentration	470-10100	$227,339
Silicon Valley Bank	XXXX1574	Dex One Digital, Inc.	Investment
Deutsche Bank	XXXX2353	Dex One Digital, Inc	Concentration
US Bank	XXXX2226	Dex One Service, Inc. .	Concentration	810-10100
US Bank	XXXX1475	Dex One Service, Inc	Disbursement		$4,550,692
US Bank	XXXX1850	Dex One Service, Inc.	Controlled Disbursement	810-10300
US Bank	XXXX8958	Dex One Service, Inc.	Disbursement		$83,427
US Bank	XXXX7151	Dex One Service, Inc.	Disbursement	810-10310	$461,258
US Bank	XXXX1868	Dex One Service, Inc.	Controlled Disbursement	810-10400	$—
US Bank	XXXX8941	Dex One Service, Inc.	Disbursement
US Bank	XXXX2234	Dex One Service, Inc.	Disbursement	810-20114	$—

(Amounts in thousands) Pending final tax reclassifications	Consolidated	RHD Inc	APIL	RHD Eliminations	RHDInc Consolidated	Dex Media Inc	Dex Media Services	Dex Elimination	Dex Media East	Dex Media West	Dex Holdings Consolidated	Dex One Digital	Dex One Service	RHD Corp	Consolidated Eliminations
Cash and Cash Equivalents	131,279	18,540	0	0	18,540	112	0	0	45,964	57,236	103,312	305	5,702	3,421	0

Billed Accounts Receivable	107,812	47,532	0	0	47,532	0	0	0	28,181	29,107	57,288	2,992	0	0	0
Unbilled Receivables	424,165	184,881	0	0	184,881	0	0	0	117,802	118,354	236,156	3,129	0	0	0
Allowance for Doubtful Accounts	(15,050)	(7,475)	0	0	(7,475)	0	0	0	(3,272)	(3,973)	(7,246)	(333)	0	4	0
Net Trade Accounts Receivable	516,928	224,938	0	0	224,938	0	0	0	142,710	143,489	286,199	5,787	0	4	0

Accounts Receivable Intercompany	0	0	264,456	(264,456)	0	0	0	0	0	0	0	0	0	0	(0)
Deferred Directory Costs	80,483	33,010	0	0	33,010	0	0	0	22,316	23,101	45,417	2,056	0	0	0
Prepaid Expenses	21,683	5,541	0	0	5,541	0	0	0	3,880	4,681	8,561	267	7,313	0	0
Other Current Assets - Receivable	5,312	1,777	0	0	1,777	0	4	0	1,468	1,234	2,705	31	275	524	0
Short-Term Deferred Income Taxes	47,610	22,967	12,266	0	35,233	2	0	(7)	3,123	3,042	6,160	129	6,255	12	(179)

Current Assets	803,295	306,772	276,722	(264,456)	319,037	114	4	(7)	219,461	232,781	452,354	8,575	19,546	3,961	(179)

CIP - Fixed Assets	66	0	0	0	0	0	0	0	0	0	0	0	66	0	0
CIP - Developed Software	4,380	0	0	0	0	0	0	0	0	0	0	0	4,380	0	0
Developed Software	164,728	50,065	0	0	50,065	0	0	0	31,784	43,455	75,239	0	39,424	0	0
Purchased Software	42,644	11,503	0	0	11,503	0	0	0	7,345	9,744	17,089	0	14,053	0	0
Computer Equipment	2,330	458	0	0	458	0	0	0	120	510	630	0	1,242	0	0
Machinery and Equipment	31,649	2,950	0	0	2,950	0	0	0	952	1,454	2,407	0	26,293	0	0
Furniture and Fixtures	10,623	2,297	0	0	2,297	0	0	0	1,560	2,016	3,576	0	4,750	0	0
Leasehold Improvements	19,133	2,884	0	0	2,884	0	0	0	2,305	2,945	5,250	0	10,999	0	0
Building	1,325	0	0	0	0	0	0	0	0	0	0	0	1,325	0	0
Land	450	0	0	0	0	0	0	0	0	0	0	0	450	0	0
Property Plant & Equipment	277,329	70,157	0	0	70,157	0	0	0	44,066	60,125	104,191	0	102,982	0	0
Accumulated Depreciation & Amortization	(190,165)	(52,680)	0	0	(52,680)	0	0	0	(32,801)	(45,982)	(78,783)	0	(58,702)	0	0
Property Plant Equipment Net	87,163	17,477	0	0	17,477	0	0	0	11,265	14,142	25,407	0	44,279	0	0

Deferred Financing Costs	8,687	4,017	0	0	4,017	0	0	0	2,056	2,614	4,670	0	0	0	0
Other NonCurrent Assets	75,007	49,932	163,179	(76,420)	136,691	281	0	(0)	9,426	14,931	24,639	27	449	0	(86,798)
Investments Net	81,578	1,045,098	0	(1,045,098)	0	215,655	0	(215,655)	0	0	0	0	0	331,156	(249,578)
Intangibles Net	1,625,826	534,292	0	0	534,292	0	0	0	486,509	605,025	1,091,534	0	0	0	0

Total Assets	2,681,557	1,957,589	439,900	(1,385,975)	1,011,514	216,051	4	(215,662)	728,717	869,493	1,598,604	8,602	64,274	335,118	(336,555)

Deferred Directory Revenue	487,809	199,088	0	0	199,088	0	0	0	140,154	141,968	282,122	6,598	0	0	0
Accounts Payable	12,905	0	0	0	0	0	0	0	0	0	0	0	12,905	0	0
Payroll Payable	(146)	(0)	0	0	(0)	0	(0)	0	(0)	0	(0)	0	(146)	0	0
Sales and Use Tax Payable	3,878	172	0	0	172	0	0	0	1,061	1,208	2,268	13	1,425	0	0
Customer Refunds Payable	3,794	1,338	0	0	1,338	0	0	0	939	946	1,886	570	0	0	0
Other Accrued Liabilities	39,539	11,765	6,333	0	18,099	(12)	(0)	0	3,244	6,918	10,150	21	22,250	(10,980)	0
Payables Intercompany	(14,921)	218,420	(2,983)	(234,402)	(18,965)	5	1,507	4	(9,571)	(12,764)	(20,818)	4,564	12,520	7,782	(4)
Short-term Deferred Tax	759	0	0	0	0	7	0	(7)	0	0	(0)	279	780	104	(404)
Accrued Interest Payable	30,705	12,142	0	0	12,142	0	0	0	4,191	6,370	10,562	0	0	8,002	0
Current Portion of LT Debt	155,421	43,650	0	0	43,650	0	0	0	61,005	50,766	111,771	0	0	0	0
I/C Note Payable	0	30,297	0	(30,297)	0	0	0	0	0	0	0	0	0	0	0
Long Term Deferred Tax Liabilities	39,413	76,576	198	(76,420)	354	369	0	0	25,876	76,066	102,311	42	13,403	9,875	(86,573)
Non-Current Debt	1,747,762	679,419	0	0	679,419	0	0	0	429,371	411,575	840,946	0	0	227,397	0
Other Non Current Liabilities	81,695	35,349	4,097	0	39,447	22	41,073	0	414	240	41,749	422	79	(3)	1
Total Postpetition Liabilities	2,588,614	1,308,217	7,646	(341,119)	974,743	391	42,580	(2)	656,685	683,294	1,382,948	12,509	63,216	242,178	(86,980)
Liabilities Subject to Compromise:	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Total Liabilities:	2,588,614	1,308,217	7,646	(341,119)	974,743	391	42,580	(2)	656,685	683,294	1,382,948	12,509	63,216	242,178	(86,980)

Additional Paid-in Capital:	1,550,445	464,451	71,936	36,966	573,352	(118,600)	(24,012)	0	576,706	807,014	1,241,108	57,206	(20,999)	(307,065)	6,842
I/C Additional Paid-in Capital:	(0)	670,777	(11,890)	(702,640)	(43,753)	1,283,641	0	(1,283,641)	(33,171)	(42,895)	(76,066)	(395)	(7,705)	1,850,668	(1,722,748)
Common Stock:	17	0	0	0	0	0	0	0	0	0	0	0	0	17	0
Treasury Stock:	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other Comprehensive Income - Pension:	(43,136)	(19,734)	0	0	(19,734)	(23,402)	(18,563)	23,298	(2,550)	(2,185)	(23,402)	0	0	(43,136)	43,136

R/E - Opening Balance:	(3,642,849)	(1,951,960)	(408,235)	1,663,448	(696,747)	(5,648,172)	15,048	6,965,746	(2,941,546)	(2,750,740)	(4,359,664)	(408,679)	29,238	(7,697,315)	9,490,318
I/C Retained Earnings:	(0)	0	0	0	0	0	0	0	0	0	0	0	0	0	(0)
CYNI-Current Year Net Income (Pull):	(34,228)	13,415	19,717	(19,474)	13,657	(39,395)	0	39,441	(17,693)	(21,752)	(39,399)	(647)	524	(34,231)	25,868
R/E - Opening Balance Adjustment:	2,262,693	1,472,423	760,727	(2,023,155)	209,995	4,761,587	(15,048)	(5,960,503)	2,490,287	2,196,757	3,473,079	348,608	0	6,324,002	(8,092,992)
Retained Earnings:	(1,414,383)	(466,122)	372,209	(379,182)	(473,094)	(925,979)	(0)	1,044,683	(468,952)	(575,735)	(925,983)	(60,718)	29,762	(1,407,544)	1,423,195

Total Equity:	92,943	649,372	432,255	(1,044,856)	36,771	215,660	(42,576)	(215,660)	72,032	186,199	215,656	(3,907)	1,058	92,940	(249,575)

Total Liabilities & Equity:	2,681,557	1,957,589	439,900	(1,385,975)	1,011,514	216,051	4	(215,662)	728,717	869,493	1,598,604	8,602	64,274	335,118	(336,555)